TRANSMARK OPTIMUM CHOICESM VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Separate Account VA-8

Supplement Dated May 30, 2019

to the

Prospectus dated May 1, 2003

Effective on or about June 3, 2019, based on changes to the underlying fund portfolios, the following trust name, subaccount name and investment advisor changes will apply to the applicable subaccounts:

OLD SUBACCOUNT NAME	NEW SUBACCOUNT NAME	OLD TRUST NAME	NEW TRUST NAME	OLD INVESTMENT ADVISOR	NEW INVESTMENT ADVISOR
MidCap Stock Portfolio	MidCap Stock Portfolio	Dreyfus Investment Portfolios – Initial Class	BNY Mellon Investment Portfolios –Initial Class	The Dreyfus Corporation	BNY Mellon Investment Adviser, Inc.
Appreciation Portfolio	Appreciation Portfolio	The Dreyfus Variable Investment Fund – Initial Class	BNY Mellon Variable Investment Fund –Initial Class	The Dreyfus Corporation	BNY Mellon Investment Adviser, Inc.
Opportunistic Small Cap Portfolio	Opportunistic Small Cap Portfolio	Dreyfus Variable Investment Fund - Initial Class	BNY Mellon Variable Investment Fund - Initial Class	The Dreyfus Corporation	BNY Mellon Investment Adviser, Inc.
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. – Initial Class	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Initial Class	The Dreyfus Sustainable U.S. Equity Portfolio, Inc. – Initial Class	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Initial Class	Newton Investment Management North America	Newton Investment Management North America

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Transmark Optimum ChoiceSM Variable Annuity dated May 1, 2003